

DGSE Companies, Inc.

DALLAS
Gold & Silver
EXCHANGE, INC.


1909

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Opportunistic Inventory acquisition and multiple distribution channels provide competitive and margin advantages. Inventory is purchased based on metal and stone content, and can be immediately liquidated through refining unless margins can be increased through our other distribution channels.

Product Acquisition

- Brick and mortar locations
- Internet and Direct mail
- Remote event buyers

Product Distribution

- Brick and mortar locations
- Internet
- Auctions
- Private clients

PRODUCT FOCUS

- Jewelry
- Fine Time Pieces
- Bullion
- Diamonds
- Rare Coins
- Precious Metals

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Physical locations provide for access to customers, entrance into attractive local markets, and become distribution centers for acquired products.



Dallas Gold & Silver Exchange



Superior Galleries Beverly Hills



Charleston Gold & Silver Exchange


DALLAS
GOLD&SILVER

Fort Worth/Euless Gold & Silver Exchange


PAWN
PAWN

National Pawn #1


JEWELRY & LOAN

National Pawn #2

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Strategic Coast to Coast Locations provide for Diverse Product Acquisition and Divestiture Opportunities.


Beverly Hills, CA
Charleston, S.C.
Dallas, TX
(4 Locations)

Strategic Coast to Coast Locations Allow High Mobility for Inventory and Diversified Distribution based on Customer Preference.

- Increased Inventory Velocity
- Products acquired locally at melt values are priced at a discount to retail
- Gross profit and inventory turns can be maximized

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Inventory Purchases



60
50
40
30
20
10
0
2005 $29.9 Million
2006 $37.5 Million
2007 $55.7 Million
86% Increase

- Traditional retailers acquire inventory through conventional channels, resulting in markups from manufacturers, wholesalers and others.
- DGSE acquires products with no intermediary markups.
- The secondary market is always advantageously priced relative to agency purchases.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.


100%
MARK UP
NET COST
DGSE Inventory
100%
MARK UP
Retail
Wholesale
Distributor
Manufacturer
SOURCE COST
Typical Retail Jewelry Inventory

- **Typical Retail Markup is Triple Keystone from cost, then discounted to sell.**
- **The key is acquiring the right product at the right price.**

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Product Acquisition through diversified entry points.

- Strategic Locations - 6 retail stores coast to coast
- Web Sites
- Direct Marketing (Television and Mail)
- Estate Buying Events Nationwide
- Auctions

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Infrastructure supports top and bottom line expansion without deploying resources in fixed assets



70
60
50
40
30
20
10
0
2005 Revenue
2006 Revenue
2007 Revenue
2005 $35.7 Million
2006 $44.1 Million
2007 $62.7 Million
76% Increase

DGSE Companies, Inc.
DALLAS
Gold & Silver
EXCHANGE, INC.

DGSE has the unique capacity to increase margins by improvements in final destination of first acquired Product even without revenue increases.

Consequences of Channel Improvements

Total	Metals	3 Percent	Other	30 Percent	Total GP	Blended Margin
$100,000,000	$70,000,000	2,100,000	$30,000,000	9,000,000	$11,100,000	11.10%
$100,000,000	$60,000,000	1,800,000	$40,000,000	12,000,000	$13,800,000	13.80%
$100,000,000	$50,000,000	1,500,000	$50,000,000	15,000,000	$16,500,000	16.50%
$100,000,000	$40,000,000	1,200,000	$60,000,000	18,000,000	$19,200,000	19.20%

DGSE Companies, Inc.

DALLAS
Gold & Silver
EXCHANGE, INC.

- Margin expansion increases from the conversion of opportunistic purchases to retail instead of disposal at wholesale or refineries.

- The DGSE "treasure hunt" will allow the public to purchase at prices not available elsewhere. Items that would normally be melted will be sold at higher margins.

DGSE Companies, Inc.

DALLAS
Gold & Silver
EXCHANGE, INC.

1. DGSE has the experience and expertise to compete in all market sectors by purchasing the right products at the right prices.

2. Gross profit margins can be leveraged by enhancing distribution channels.

3. Bricks and Clicks compliment each other and increase inventory turns and margins.

4. Developed multiple internet sites since 1995.
   - **DGSE** • **Fairchild** • **AGSE** • **U.S. Bullion Exchange**
   - **SEB** • **SPM** • **SGBH** • **900 Gold & Silver Sites**

DGSE uses its sourcing advantage in the market place to provide consumer value and market expansion.

DGSE Companies, Inc.

DALLAS
Gold & Silver
EXCHANGE, INC.

DGSE competes at all levels in the marketplace. Whether it is scrap that is sent to the smelter, or the finest jewelry or time pieces, we can compete with anyone on a national level to source product that is unique and advantageously priced.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

New Initiative: DGSE Treasure Hunt

Real time internet offerings of OTC purchases from all locations

- **Estate Jewelry**
- **Gold by Weight**
- **Rare Coins**
- **Precious Metals**
- **Scrap**

36 hour count down at prices not available anywhere.
If it does not sell, we melt it.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Opportunity... Focus on Previously Owned Inventory

Jewelry is a **$30 BILLION** Industry Annually!

That means in the last 30+ years, over $1 trillion in jewelry sold.

Penetration of market means acquiring goods from the entire population that owns watches, jewelry, rare coins and precious metals nationally. Our competitors strive to capture a share of the $30 million annual market. Our target is all product acquired... EVER! Since we buy to a discount from melt, we provide real values to consumers.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

DGSE Advantage

- First Mover of National acquirer of Pre-Owned Inventory
- Integration of Bricks and Clicks
- Depth of Experience
- Low Risk Profile
- Precious Metals Component makes Business Counter Cyclical.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

Traditional Lines of Business as a Percentage of Revenue through 2006



37%
14%
37%
11%
1%
Retail Jewelry
Wholesale Jewelry
Bullion
Rare Coins
Other

DGSE Companies, Inc.

DALLAS

Gold & Silver

EXCHANGE, INC.

Expanding Lines of Business - 2007

- Superior Galleries of Beverly Hills
  - High end rare coin collectors
  - Rare coin auctions
  - Jewelry auctions
  - Superior Precious Metals
  - Superior Estate Buyers
- American Gold & Silver Exchange
- DGSE Treasure Hunt

DGSE Companies, Inc.
DALLAS
Gold & Silver
EXCHANGE, INC.

DGSE HAS THE RESOURCES TO GROW

- Stanford Financial Group is our largest shareholder at 33%.
- Stanford has provided an $11.5 million line of credit.
- We intend to work with Stanford on future growth opportunities, whether organic or external.

DGSE Companies, Inc.
DALLAS
Gold & Silver
EXCHANGE, INC.

SUMMARY

- Unique model focused on opportunistic product acquisition in jewelry, diamonds, fine time pieces, rare coins and precious metals.
- Marries brick and mortar with the Internet to convert acquired products into optimal returns.
- Symmetrical model focused on product acquisition and unique distribution.
- The Internet provides a mechanism to expand margins with no change in infrastructure.
- DGSE is partnered with Stanford Financial Group to provide current success and exploit future opportunities.

DGSE Companies, Inc.

DALLAS Gold & Silver EXCHANGE, INC.

SAFE HARBOR STATEMENT

- Certain statements included in this presentation which are not historical in nature, including statements regarding the Company's and/or management's strategies, beliefs, expectations, plans for new stores, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act.
- Forward looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the Company's control, and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements. These risk factors and uncertainties are listed from time to time in the Company's filings with the Securities and Exchange Commission.